Exhibit 10.6

DEED OF AMENDMENT

2026

BETWEEN

HACKER INTERSTELLAR INC.

(as Settlor)

AND

FUTU TRUSTEE LIMITED

(as Original Trustee)

RELATING TO TRUST DEED CONSTITUTING INNOSHARES EMPLOYEE TRUST

THIS DEED is made the 30th day of April 2026.

BETWEEN:

(1)	HACKER INTERSTELLAR INC., a company incorporated in the Cayman Islands having its registered office at 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands (the “Settlor” or the “Company”) of the one part; and

(2)	Futu Trustee Limited, a company incorporated in Hong Kong with limited liability, also a licensed Trust or Company Service Provider (Licence No. TC006475) under the Anti-Money Laundering and Counter-Terrorist Financing Ordinance (Cap. 615) and a registered Trust Company under the Trustee Ordinance (Cap. 29), whose registered office is at 34/F, United Centre, 95 Queensway, Admiralty, Hong Kong as the trustee (the “Original Trustee”) of the other part.

BACKGROUND

(A)	Reference is made to the trust deed dated 3 December 2025 entered into between the Settlor and the Original Trustee in relation to the Innoshares Employee Trust (“Trust Deed”).

(B)	Pursuant to Clause 11 of the Trust Deed, the parties to the Trust Deed agrees to make further amendments to the Trust Deed to amend the powers of the Trustee as set out in this Deed.

IT IS AGREED as follows:

1.	Interpretation

Capitalised terms defined in the Trust Deed have, unless expressly defined in this Deed, the same meaning in this Deed.

2.	Amendment

The parties agree that the following clause shall be inserted to Schedule 1 (Additional Powers of the Trustee as mentioned in Clause 5) after Clause 9 of the Trust Deed as Clause 10:-

“10. Subject to the prior written instructions of the Settlor, power to surrender all or part of the Shares held in the Trust to the Company.”

3.	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

4.	Governing law

4.1	This Deed shall be governed by, and shall be construed in accordance with, Hong Kong law.

THIS DEED has been executed and delivered as a deed by each party on the date stated at the beginning of this Deed.

IN WITNESS whereof the parties hereto have hereunto affixed their hands and seals the day and year first hereinbefore mentioned.

THE COMMON SEAL of	)

HACKER INTERSTELLAR INC.	)

was hereunto affixed	)

in the presence of:	)

THE COMMON SEAL of	)

FUTU TRUSTEE LIMITED	)

was hereunto affixed	)

in the presence of:	)

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